Prepayments and Other Assets	12 Months Ended
Dec. 31, 2022
Prepayments and other assets [Abstract]
Prepayments and other assets

3. Prepayments and other assets

Prepayments and other current assets consist of the following:

	December 31, 2022	December 31, 2021
	US$	US$
Other receivable	239,148	117,389
Prepaid tax	250,410	-
Prepaid for land use right (1)	15,948,501	-
Prepaid for property (2)	12,323,842	-
Deferred IPO cost	-	1,277,150
Total	28,761,901	1,394,539
Less: non-current portion	12,333,122	-
Prepayments and other current assets	16,428,779	1,394,539

(1)	On October 22, 2018, the Company signed a land use right agreement with the government of Touqiao Town, Yangzhou City and paid RMB 50 million ($7.25 million) and RMB 60 million ($8.70 million), respectively, in 2018 and 2019 according to the agreement. As a result of COVID-19, the land use right had not been transferred to the Company as scheduled. Both parties agreed to cancel the transaction and the funds that were prepaid for land use right will be returned to the Company before December 31, 2023. The balance was reclassified from deposits to prepayments and other current assets. (see Note 8)

(2)	On April 20, 2020, the Company signed a factory building purchase agreement with Jiangsu Qionghua Group Co., Ltd. and paid deposit of RMB 85 million ($12.32 million). As a result of COVID-19, the factory building had not been completed as scheduled. Both parties agreed to cancel the transaction and that the deposit for the building would be returned to the Company on or before December 31, 2025, with such deposit accumulating interest at an annual interest rate of 3.5%. The balance was reclassified from deposits to prepayments and other current assets. (see Note 8)